Other Assets and Other Liabilities and Deferred Income	12 Months Ended
Dec. 31, 2019
Other Assets and Other Liabilities and Deferred Income [Abstract]
OTHER ASSETS AND OTHER LIABILITIES AND DEFERRED INCOME	OTHER ASSETS AND OTHER LIABILITIES AND DEFERRED REVENUE

Other assets and Other liabilities and deferred revenue consist of various balance sheet items that are combined for financial statement presentation due to their respective materiality compared with other individual asset and liability items.

Other assets at December 31 were as follows (in millions):

	2018	2019
Accrued interest and other non-finance receivables	$1,080	$898
Collateral held for resale, at net realizable value	877	843
Prepaid reinsurance premiums and other reinsurance recoverables	658	687
Property and equipment, net of accumulated depreciation (a)	192	212
Deferred charges – income taxes	216	171
Restricted cash	140	139
Investment in non-consolidated affiliates	123	132
Deferred charges	96	120
Operating lease assets	—	108
Other	74	88
Total other assets	$3,456	$3,398
__________

(a)	Accumulated depreciation was $367 million and $393 million at December 31, 2018 and 2019, respectively.

Other liabilities and deferred revenue at December 31 were as follows (in millions):

	2018	2019
Interest payable	$752	$888
Unearned insurance premiums and fees	775	806
Income tax and related interest (a)	369	433
Deferred revenue	113	110
Operating lease liabilities	—	110
Payroll and employee benefits	70	74
Other	228	212
Total other liabilities and deferred revenue	$2,307	$2,633

__________

(a)	Includes tax and interest payable to affiliated companies of $193 million and $294 million at December 31, 2018 and 2019, respectively.

We have investments in entities for which we do not have the ability to exercise significant influence and fair values are not readily available. We have elected to record these investments at cost (less impairment, if any), adjusted for observable price changes in orderly transactions for the identical or a similar investment of the same issuer. We report the carrying value of these investments in Other assets in our consolidated balance sheet. These investments were $9 million and $8 million at December 31, 2018 and 2019, respectively. There were no material adjustments to the fair values of these investments for the year ending December 31, 2019.

Deferred revenue balances presented above include amounts from contracts with customers primarily related to admission fee revenue on group financing products available in Argentina and were $87 million and $64 million at December 31, 2018 and 2019, respectively. Admission fee revenue on group financing products is generally recognized evenly over the term of the agreement, which is up to 84 months. Increases in the admission fee deferred revenue balance are the result of payments due during the current period in advance of satisfying our performance under the contract and decreases are a result of revenue recognized during the current period that was previously deferred.